AQUAPRO CORPORATION
                        1100 Highway 3
                  Sunflower, Mississippi 38778

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                  TO BE HELD ON NOVEMBER ___, 1999

To Our Stockholders:

You are invited to attend the annual meeting of stockholders of AquaPro Corporation, which will be held at 147 Highway 82 East, Indianola, Mississippi, on _________, November ___, 1999, at 10:30 a.m., Mississippi time. The purpose of the meeting is to vote on the following proposals:

Proposal 1:  To elect five directors to serve for a one year term, and until their successors are elected and qualified.

Proposal 2:	 To amend our Articles of Incorporation to
             authorize not less than 4 nor more than 7 directors.

Proposal 3:	 To approve the Aquapro Corporation 1999 Flexible
             Incentive Plan.

Proposal 4:	 To ratify the selection of Ernst & Young LLP as
             our independent auditors for the fiscal year ending June 30, 2000.

Proposal 5:	 To transact any other business that may properly
             be brought before the annual meeting or any adjournments thereof.

Our Board of Directors has fixed the close of business on October 1, 1999 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting. A form of proxy card and a copy of our annual report to stockholders for the fiscal year ended June 30, 1999 are enclosed with this notice of annual meeting and proxy statement.

Your proxy vote is important. Accordingly, you are asked to complete, date, sign and return the accompanying proxy whether or not you plan to attend the annual meeting. If you plan to attend the annual meeting to vote in person and your shares are in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/ George S. Hastings, Jr.
                                  George S. Hastings, Jr.
                                  Chairman of the Board, Chief
                                  Executive Officer, President and
                                  Principal Accounting Officer


October ___, 1999
Sunflower, Mississippi




                    PROXY

             AQUAPRO CORPORATION
        Annual Meeting of Stockholders
             November ___, 1999

This Proxy is Solicited on Behalf of the Board of Directors

The stockholder of AquaPro Corporation, a Tennessee corporation, whose name and signature appear on the reverse side of this card, having received the notice of the annual meeting of stockholders and the related proxy statement for AquaPro's annual meeting of stockholders to be held at 147 Highway 82 East, Indianola, Mississippi on _________, November ___, 1999, at _______ a.m., Mississippi time, hereby appoints George S. Hastings, Jr., and Joseph Duncan, Sr., or each of them, the proxies of the stockholder, each with full power of substitution, to vote at the annual meeting, and at any adjournments of the annual meeting, all common stock that the stockholder is entitled to vote, in the manner shown on the reverse side of this card. This proxy is solicited by the Board of Directors and the shares of common stock represented hereby will be voted in accordance with the stockholder's directions on the reverse side of this card. If no direction is given, then the shares represented by this proxy will be voted FOR proposals 1, 2, 3 and 4 and in the proxies' discretion on any other matters that may properly come before the annual meeting or any adjournments thereof, subject to limitations set forth in applicable regulations under the Securities Exchange Act of 1934.


Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

See reverse side

AquaPro Corporation

Please mark your vote in the following manner using dark ink only: [X].
This proxy, when properly executed and delivered, will be voted as specified below. If no specification is made, this proxy will be voted for proposals 1, 2, 3 and 4. The proxies cannot vote your shares unless you sign and return this card.

The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4.


1. Election of Directors.



FOR all nominees listed below            Withhold Authority to vote
except as marked to the contrary [   ]   for all nominees listed below   [  ]

George S. Hastings, Jr., Joseph Duncan, Sr., Jimmy Grice, Don Moore and Charles Porter.

INSTRUCTION: To withhold authority to vote for any individual nominee, list the individual's name below.



2. Amendment of Article 9(a) of the Charter to increase number of directors to not less than 4 nor more than 7.

FOR [   ]          AGAINST  [   ]        ABSTAIN [   ]

3. Approval of the AquaPro Corporation 1999 Flexible Incentive Plan.

FOR [   ]          AGAINST  [   ]        ABSTAIN  [  ]

4. Ratification of Ernst & Young LLP as our independent auditors.

FOR  [   ]         AGAINST  [   ]        ABSTAIN  [   ]

5. In their discretion, the proxies are authorized to vote upon all other matters which may properly come before the annual meeting or any adjournments of the annual meeting. The undersigned hereby revokes any proxy previously given with respect to our common stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

Signature                                     Date

Signature                                     Date

Note: Please sign exactly as name(s) appear(s) on this card. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When executed by a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner, giving title. Please sign, date and mail this proxy promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

                           See reverse side



                       PROXY STATEMENT

                    AQUAPRO CORPORATION
                      1100 Highway 3
                Sunflower, Mississippi 38778

ANNUAL MEETING OF STOCKHOLDERS
November ___, 1999

Our Board, the Board of Directors of AquaPro Corporation is soliciting proxies to be used at the 1999 annual meeting of stockholders to be held at 147 Highway 82 East, Indianola, Mississippi, on ___________, November ___, 1999, at ____ a.m., Mississippi time. This proxy statement, accompanying proxy and annual report to stockholders for the fiscal year ended June 30, 1999 are
first being mailed to stockholders on or about October __, 1999.   Although
the annual report is being mailed to stockholders with this Proxy Statement, it does not constitute part of this Proxy Statement.

Who Can Vote

Only stockholders of record as of the close of business on October 1, 1999, are entitled to notice of and to vote at the annual meeting. As of October 1, 1999, we had 4,890,481 shares of common stock outstanding. Each common stockholder of record on the record date is entitled to one vote on each matter properly brought before the annual meeting for each share of common stock held.

How You Can Vote

Stockholders cannot vote at the annual meeting unless the stockholder is present in person or represented by proxy. You are urged to complete, sign, date and promptly return the proxy in the enclosed postage-paid envelope after reviewing the information contained in this proxy statement and in the annual report. Valid proxies will be voted at the annual meeting and at any adjournments of the annual meeting as you direct in the proxy.

You may revoke your proxy at any time before it is exercised by:

    writing to our Secretary, George S. Hastings, Jr., at AquaPro
    Corporation, 1100 Highway 3, Sunflower, Mississippi 38778;

    timely delivering a properly executed, later-dated proxy; or

    voting in person at the annual meeting.


Voting by proxy will in no way limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the annual meeting. If no direction is given and the proxy is validly executed, the shares represented by the proxy will be voted as recommended by our board of directors. The persons authorized under the proxies will vote upon any other business that may properly come before the annual meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the time of mailing this proxy statement, we did not anticipate that any other matters would be raised at the annual meeting.

Required Vote

The presence, in person or represented by proxy, of the holders of a majority of our common stock (2,445,191 shares) entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting, a majority of the stockholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented.

The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy is required to elect directors. Messrs. Hastings and Duncan served as our directors in 1998. The other three nominees will serve for the first time on our Board.

The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy is required to approve all other matters to be voted upon at our annual meeting.

Cost of Proxy Solicitation

The cost of soliciting proxies will be borne by us. Proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means.

In accordance with SEC regulations, we will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials and soliciting proxies from the beneficial owners of shares of our common stock.

GOVERNANCE OF THE COMPANY


Pursuant to our articles of incorporation and our bylaws, our business, property and affairs are managed under the direction of our board of directors. Members of our board are kept informed of our business through discussions with the Chairman of the Board and officers, by reviewing materials provided to them and by participating in meetings of our board and its committees. During fiscal year 1998, our board of directors held five meetings. No director attended less than 80% of the total number of board of directors and committee meetings.

Committees of the Board of Directors

                                                            Executive
Name                    Board   Executive   Audit           Compensation
                                Officer     Committee       Committee

George S. Hastings, Jr.     X*     X                           X

Roger Daley                 X                 X

Joseph F. Duncan            X                 X                X

Kenneth Ostebo              X                 X                X
_______
* Chairman

During fiscal year 1998, our Board of directors had two ongoing committees: an audit committee and a compensation committee.

The audit committee consists of three independent directors, Roger
Daley, Joseph Duncan and Kenneth Ostebo. The functions of the audit committee include recommending to our board the appointment of independent auditors, approving the services provided by the independent auditors, reviewing the range of audit and nonaudit fees and considering the adequacy of our internal accounting controls.

The compensation committee consists of four directors. The functions of the compensation committee include establishing the compensation of executive officers and key employees and administering management incentive compensation plans.

Compensation of Directors

The Company pays its outside Directors an annual retainer of $1,000 each September; $500 for each meeting attended in person and $250 for each telephonic meeting. The Company also reimburses each outside Director for his or her out-of-pocket expenses incurred in connection with attending meetings.
 In addition, as of June 30, 1998, the Company annually awarded each Director (including Directors who are officers of the Company) options for the purchase of 3,000 Common Shares (the "Director Options"). The Director Options have a term of seven years and are exercisable at a price equal to the fair market value of the Common Shares on the date of issuance. These options have a term of seven years. In August 1998, the Board voted to award each Director (including Directors who are officers of the Company) options for the purchase of 3,000 Common Shares each quarter at an option price equal to the closing stock price on the first day following each calendar quarter.


During fiscal year 1998, each director, including Mr. Hastings, received stock options for the purchase of 9,000 shares of our Company stock at prices ranging from $0.6875 to $1.00 per share, the market price on the respective date of grant. In addition, we reimbursed all of our directors for travel and other expenses incurred in connection with their duties as directors.

SHARE OWNERSHIP OF MAJOR STOCKHOLDERS,
DIRECTORS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 1, 1999 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each current director, (3) each current named executive officer, and (4) all current directors and current named executive officers as a group.
 Unless otherwise indicated, the shares listed in the table are owned directly by the individual, or by both the individual and the individual's spouse. Except as otherwise noted, the individual had sole voting and investment power as to shares shown or, the voting power is shared with the individual's spouse.


                                                  Amount and Nature of
Name & Position                                   Beneficial Ownership
Officers and Directors                        Number of Common Shares(%)(1)

George S. Hastings, Jr.                        912,322(2)      (16.13%)
Chairman of the Board, Chief Executive
Officer, President, Chief Financial
Officer and Secretary


Randle Willoughby                               19,088(3)       (0.34%)
Vice-President of Production

Roger Daley                                     73,373(4)          -0-
Director

Joseph F. Duncan, Sr.                           44,933(5)          -0-
Director

Kenneth Ostebo                                   9,000(6)          -0-
Director


All officers and directors as a group        1,058,716         (18.72%)
(six persons)

(1)   In accordance with Rule 13d-3 promulgated under the Securities
      Exchange Act of 1934 (the "Exchange Act"), Common Shares which are not outstanding but which are subject to vested options, warrants, rights or conversion privileges have been deemed to be outstanding for the purpose of computing the percentage of outstanding Common Shares owned by the individual having such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person.

      The number of Common Shares owned by each person equals the Common Shares outstanding beneficially owned plus Common Shares issuable to the beneficial holder upon the exercise of the rights, warrants and/or options deemed to be outstanding.

      The total number of Common Shares outstanding is 4,890,481 as of June 30, 1998. The total number of options outstanding is 765,000 as of such date. Accordingly, the total number of outstanding Common Shares considered outstanding for purposes of computing the above percentages is 5,655,481.

(2) Includes the following Common Shares, warrants and options held of record by Mr. Hastings: 233,322 Common Shares and 679,000 Common Shares issuable upon the exercise of 658,000 Compensatory Options and 21,000 Director Options.

(3) Includes 4,088 Common Shares held of record and 15,000 Common Shares issuable upon the exercise of Compensatory Options.

(4) Includes 55,373 Common Shares held of record and 18,000 Common Shares issuable upon the exercise of Director Options.

(5) Includes 23,993 Common Shares held of record and 21,000 Common Shares issuable upon the exercise of Director Options.

(6)   Includes 9,000 Common Shares issuable upon the exercise of Director
      Options.
____________________________

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file reports of holdings and transactions in our securities with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file with the SEC.

Based solely upon a review of the reports furnished to us with respect to fiscal year 1998, we believe that all SEC filing requirements applicable to our directors and executive officers were satisfied.

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, five (5) directors will be elected by the stockholders to serve until his successor has been duly elected and qualified, or until the earliest of his death, resignation or retirement.


The persons named in the enclosed proxy will vote your shares as you specify on the enclosed proxy form. If you return your properly executed proxy but fail to specify how you want your shares voted, the shares will be voted in favor of the nominees listed below. Our board of directors has proposed the following nominees for election as directors at the annual meeting. Two of the nominees are currently members of our board. The other three are being nominated for the first time.

Nominees

George S. Hastings, Jr., age 52, received his Bachelor of Science Degree in Finance with a minor in Accounting from the University of Tennessee in 1973 and a Doctor of Jurisprudence Degree from the University of Tennessee College of Law in 1975. He has been a member of the State Bar of Tennessee and the United States Tax Court since 1976. Mr. Hastings has been involved in the catfish aquacultural industry since 1986 and has substantial experience in all levels of catfish farm management. Mr. Hastings is also on the board of directors at Delta Pride, and is actively involved with an alliance of companies seeking to bring the process of recovering high quality minced catfish protein to the industry. In the spring of 1999, he arranged the purchase of a ninth farm by the Company.

Joseph Duncan, Sr., age 72, has been elected and has served as a Director since December 30, 1995. Mr. Duncan previously served as Chairman of the Board of Security Alarms & Services Inc. ("SAS") until it was acquired by National Guardian Services Corporation. Prior to that time, SAS was the largest independently-owned, full-line security company in the Central South United States, specializing in burglar and fire alarm systems, access control and security guard services. Mr. Duncan is past president of the National Burglar & Fire Alarm Association, and served as a member of the board of directors of that trade association for fourteen years. In addition, Mr. Duncan served as a board member or advisor to a number of national and regional trade associations including the National Council of Investigation & Security Services, the Central Station Alarm Association, and the Tennessee Burglar & First Alarm Association.

Jimmy Grice, age 61, currently serves as Chairman of the Board and Chief Executive Officer of Grice Seining, Inc., a position he has held for more than 10 years. Grice Seining is one of the United State's largest custom Seining companies handling between 20 and 30 million pounds per year, which is approximately one out every twenty catfish seined in the United States. He has served on the Boards of The Catfish Farmers of Mississippi and Arkansas, as well as the Catfish Farmers of America. Mr. Grice's experience in the catfish farming industry spans its birth to the present. In 1968, he constructed one of the industry's first commercial farms of over 100 acres selling 150,000 pounds of fish per year.

Charles Don Moore, age 57, has been in the retail and wholesale pharmacy industry to the present. From 1975 through 1985, Mr. Moore was President and Chairman of the Board of four corporations operating drug stores in the East Tennessee region. Mr. Moore also has experience in housing construction, automobile retail and freight reclamation. Mr. Moore received a Pharmacy BS Degree from Auburn University in 1965.


Charles E. Porter, age 56, served as president of Captain D's and Shoney's, Inc., until his retirement in May 1996. Shoney's Inc. operates a chain of family style restaurants based in the South Eastern region of the United States with approximately 600 and 1,000 units, respectively, and approximate sales volume of $450 million and $1.2 billion, respectively, peaking during his tenure. Mr. Porter started his career in the restaurant industry in 1973 as a Shoney's manager trainee while attending night classes at the University of Tennessee at Nashville. After stints as unit manager of Shoney's and Captain D's, Mr. Porter was promoted to the purchasing department where he became Director and later Vice-President of purchasing, manufacturing and distribution. He next became Chairman and President of manufacturing and distributions for Mike Rose Foods, a subsidiary of Shoney's, Inc. Mr. Porter held this position until his promotion to President of Captain D's and later Shoney's in 1994.

Our Board unanimously recommends that you vote FOR the election of directors as set forth in Proposal One. Proxies solicited by our Board will be so voted unless you specify otherwise in your proxy.

PROPOSAL 2

AMENDMENT TO CHARTER INCREASING NUMBER OF DIRECTORS

General. Our Board has adopted, subject to stockholder approval, an amendment to Article 9(a) of our Charter ("Articles of Incorporation") whereby the number of our directors is increased to not less than four nor more than seven, with the exact number being set from time to time by resolution of our Board. Currently, our Board has set the number of directors at five. Our current Charter provides that our number of directors will not be less than three nor more than 5.

Form of Amendment. The Amendment amends Article 9(a) of the Charter by changing the number "three" to "four", and the number "five" to "seven" therein. If approved, the amendment will be effective upon filing of the amendment to the Charter with the Tennessee Secretary of State. If the amendment is approved, we will promptly file the amendment with the Secretary of State following the annual meeting.

Reasons for Amendment. Our Board has determined that an increase in the number of our authorized directors will allow us to have additional directors.
 Our Board feels additional independent directors could be beneficial to the Company by bringing a wider background of expertise and possibly relationships within the catfish aquaculture industry. Also, our management believes it could benefit from the consultation with directors having a wide range of experience and expertise.



The appointment of additional directors to our Board would not radically increase the amount of compensation we currently pay our directors. The Board has no agreement or understanding to increase the compensation of current or newly appointed directors.

The Board of Directors unanimously recommends that you vote FOR this proposal. Proxy solicited by the Board will be so voted unless you specify otherwise in your Proxy.

PROPOSAL 3

APPROVAL OF THE AQUAPRO CORPORATION
1999 FLEXIBLE INCENTIVE PLAN

General. In order to provide flexibility in attracting and compensating key employees and outside directors, our Board has adopted, subject to stockholder approval, the AquaPro Corporation 1999 Flexible Incentive Plan, which provides for the grant of various types of stock-based compensation to our directors, officers, employees, consultants, advisors and those of our subsidiaries. Subject to stockholder approval, certain awards have been made under the plan, as described below. The plan is designed to comply with the requirements for
"performance-based compensation" under Section 162(m) of the Internal Revenue Code and the conditions for exemption from the short-swing profit recovery rules under Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

Our Board believes our ability to award one or more of the non-cash forms of compensation under the plan is necessary to attract and keep our key employees and outside directors (directors who are not affiliated with our management). The board believes the plan will allow us to be competitive with comparable employers and allow us to provide directors, employees and key consultants with incentives tied to our success while conserving our cash resources. If the plan is approved and implemented, we may in the future award any of the benefits provided under the plan in the board's discretion.

The principal features of the plan are summarized below. All statements made in this summary of the plan are qualified by reference to the full text of the plan which is attached to this proxy statement as Exhibit A. You are encouraged to read the plan in its entirety.

The Plan. The purpose of the plan is to reinforce the long-term commitment to our success, the success of our subsidiaries, directors, officers, employees, consultants and advisors who are or will be responsible for such success; to facilitate the ownership of our common stock by such individuals, thereby reinforcing the identity of their interests with those of our stockholders; and to assist us in attracting and retaining directors, officers and other employees with experience and ability.


The plan provides for the granting of incentive stock options, non-qualified stock options or both. The plan also provides for the granting of restricted stock, dividend equivalent rights, phantom stock awards, stock appreciation rights and performance awards. In addition, the plan permits the compensation committee to authorize loans to plan participants in connection with the grant of awards, on terms and conditions determined solely by the compensation committee. All awards will be evidenced by an agreement setting forth the terms and conditions applicable thereto.

Eligibility. Options, dividend equivalent rights, restricted stock, phantom stock awards, stock appreciation rights and performance awards may be granted to any of our or our subsidiaries' directors, officers, other employees, consultants or advisors who the compensation committee determines may contribute to our long-term success, provided that incentive stock options may only be granted to our employees.

The plan is administered by the compensation committee of our Board of Directors, the composition of which will at all times comply with the requirements of Rule 16b-3 under the Exchange Act.

Securities Subject to the Plan. The plan covers 6% of the shares of our common stock outstanding as of the date of determination. The shares issued under the plan may come from our authorized but unissued shares or shares we previously reacquired. The plan provides for adjustments to the aggregate number of shares subject to the plan and any award thereunder, and to the purchase price to be paid and/or the number of shares issuable upon the exercise of any option or pursuant to restricted awards. The compensation committee has the authority, in the event of any such adjustment, to provide for the cancellation of any outstanding award in exchange for payment in cash or other property.

Terms and Conditions of Options. The compensation committee will determine the option exercise price per share of common stock purchasable pursuant to an option; provided, however, that incentive stock options cannot be granted for less than 100% of the fair market value of the common stock on the date of grant. Additionally, any plan participant who owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Internal Revenue Code) more than 10% of the combined voting power of all classes of our stock and an incentive stock option is granted to such employee, the option exercise price of such incentive stock option (to the extent required by the Code at the time of the grant) will not be less than 110% of the fair market value of the common stock on the date of grant. The term of each option shall be fixed by the compensation committee, provided that if any plan participant owns or is deemed to own (by reason of the attribution rule of Section 424(d) of the Internal Revenue Code) more than 10% of the combined voting power of all classes of our stock and an incentive stock option is granted to such employee, the term of an incentive stock option (to the extent required by the Internal Revenue Code at the time of grant) shall be no more than five years from the date of grant. We may make loans available to option holders in connection with the exercise of outstanding options granted under the plan.


Reload Options. This award permits us to allow an optionee, upon exercise of an option or vesting of an award, to satisfy any applicable federal income tax requirements in the form of either cash or common stock, including common stock issuable upon exercise of the option. An option grant may include a "reload option." A reload option is issued to the optionee upon the exercise of his outstanding option. The reload option has the same term and expiration date as the exercised option, but has an exercise price equal to the fair market value of the stock on the date of the outstanding option is exercised. The number of shares covered by the reload option equals either
(i) the number of shares tendered by the optionee to pay the exercise price of the outstanding option (if the optionee elects to pay the option price with stock he already owns), or (ii) the number of shares issued to the optionee upon exercise of the outstanding option.

Restricted Awards. A restricted stock award is an award of common stock that may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of for a period of ten years, or any shorter period as the compensation committee shall determine, from the date on which the award is granted. The compensation committee may also impose such other restrictions and conditions on an award as it deems appropriate. The compensation committee may provide that the foregoing restrictions will lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of the award. In addition, the compensation committee has the authority to cancel all or any portion of any restrictions prior to the expiration of the granted period. Performance awards are shares of common stock subject to restrictions based upon the attainment of performance measures of our performance. In addition, performance goals may be based upon a participant's attainment of specific objectives we set for the participant's performance. Phantom stock awards are rights awarded to participants that entitle the participant to receive shares of common stock or cash equivalent to the fair market value of the common stock without any payment by the participant.

Upon the award of any restricted stock or performance award, the holder will have the rights of a stockholder with respect to the shares, including dividend rights, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the participant's award agreement.

Dividend Equivalent Rights. Dividend equivalent rights may be granted separately or in conjunction with options. The value of a dividend equivalent right is equal to the product of (1) the number of shares of common stock as to which the dividend equivalent right relates and (2) the cash dividend payable per share of common stock. Dividend equivalent rights may be payable either in cash or in shares of common stock, and payment may occur either as the dividend equivalent right accrues or at such later time as the related option is exercised. Dividend equivalent rights expire at the time specified in the award agreement, and no dividends are payable or credited with respect to the dividend equivalent rights.


Stock Appreciation Rights. The compensation committee has the discretion to grant a stock appreciation right in tandem with any option or may grant the SAR independently. A stock appreciation right entitles a participant to surrender the stock appreciation right to us and to receive in exchange the number of shares of common stock having an aggregate value equal to the excess of the fair market value of one share on the date of exercise over the purchase price per share specified in the stock appreciation right, times the number of shares called for by the stock appreciation right (or portion thereof) surrendered. The compensation committee may elect to settle any stock appreciation right obligation in cash. Any stock appreciation right granted in tandem with an option is only exercisable to the extent that the related option is exercisable. Further, a stock appreciation right is only exercisable upon consent of the compensation committee. Limited stock appreciation rights payable upon the occurrence of a change in control may be granted under the plan.

Death; Termination of Employment; Restrictions on Transfer. The compensation committee will provide in the award agreements whether and to what extent awards will be exercisable upon termination of employment or service for any reason, including death or disability, of any participant in the plan. In no event may any option be exercisable more than ten years from the date it is granted. Except as otherwise determined by the compensation committee in accordance with Federal securities laws, options are not transferable and are exercisable during the recipient's lifetime only by the recipient.

Amendment: Termination. Our board of directors may terminate or amend the plan at any time, except that stockholder approval is required for any amendment to the plan which would be required to fulfill the conditions of Federal securities laws, Section 162(m) of the Internal Revenue Code and such other applicable statutory rules and regulations and only if we intend to fulfill such conditions. Termination or amendment of the plan will not affect previously granted awards, which will continue in effect in accordance with their terms.

Certain Federal Income Tax Consequences. Under current Federal income tax laws, awards under the plan will generally have the following tax consequences:

Non-Qualified Stock Options. A participant will generally not be taxed upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for Federal income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the option exercise price and will have a tax basis in such shares equal to the amount paid by the participant upon exercise plus the amount taxable as ordinary income to the participant. We will generally be entitled to a deduction against taxable income at such time and in the same amount that the participant recognizes ordinary income.

If shares acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the sales price and the tax basis of such stock as determined on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon the length of time the stock has been held.

Incentive Stock Options. A participant will not be in receipt of taxable income upon the grant of an incentive stock option or upon its timely exercise. Exercise of an incentive stock option will be timely if made during its term and if the participant remains our employee at all times during the period beginning on the date of grant of the incentive stock option and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee). Exercise of an incentive stock option will also be timely if made by the legal representative of a participant who dies (1) while employed by us or (2) within three months after termination of employment. The tax consequences of an untimely exercise of an incentive stock option will be determined in accordance with the rules applicable to non-qualified stock options, above.

If stock acquired pursuant to a timely exercised incentive stock option is later disposed of, the participant will, except as noted below with respect to a "disqualifying disposition," recognize long-term capital gain or loss at the time of the disposition (if the stock is a capital asset of the employee) equal to the difference between the amount realized upon such sale and the option exercise price. Under these circumstances, we will not be entitled to any Federal income tax deduction in connection with either the exercise of the incentive stock option or the sale of such stock by the participant.

If, however, a participant disposes of stock acquired pursuant to the exercise of an incentive stock option prior to the expiration of two years from the date of grant of the incentive stock option or within one year from the date such stock is transferred to him upon exercise (a "disqualifying disposition") generally (1) the participant will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the stock at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the option exercise price, and (2) if the stock is a capital asset of the participant, any additional gain recognized by the participant will be taxed as short-term or long-term capital gain. Any capital gain recognized by the participant who has held the underlying common stock for more than one year will be taxed at the 20% long-term capital gain rate. Capital gain on stock held twelve months or less will be short-term. At the time of such disqualifying disposition, we may claim a deduction for Federal income tax purposes only for the amount taxable to the participant as ordinary income.

The amount by which the fair market value of the capital gain on the exercise date of an incentive stock option exceeds the option exercise price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Internal Revenue Code.

Our Board unanimously recommends that you vote FOR this proposal.
Proxies solicited by our Board will be so voted unless you specify otherwise in your proxy.


PROPOSAL 4

RATIFICATION OF INDEPENDENT AUDITORS

Based upon the recommendation of the audit committee, the stockholders are urged to ratify the appointment by our board of directors of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1999. Ernst & Young has served as our independent auditor since 1996 and is familiar with our affairs and financial procedures. Representatives of Ernst & Young are not expected to be present at the annual meeting.

Our Board unanimously recommends that you vote FOR this proposal.
Proxies solicited by our Board will be so voted unless you specify otherwise in your proxy.

                    EXECUTIVE OFFICERS AND DIRECTORS


                                                    An Officer of the Company
                                                    (or a Predecessor of the
Name and Age                 Position               Company) Since

George S. Hastings, Jr.     Chairman of the Board             1983
Age 52                      Chief Executive Officer,
                            President, Chief Financial
                            Officer, Secretary


Randle Willoughby           Vice-President of Production      1988
Age 35

Roger Daley*                Director                          --
Age 76

Joseph Duncan, Sr.*         Director                          --
Age 72

Kenneth Ostebo*             Director                          --
Age 42

______________________

Business Experience

For a description of the business experience of Mr. Hastings and Mr. Duncan, see "Election of Directors" above.


Randle Willoughby, age 35, has been involved in the management of catfish farming since 1983. Until 1992, Mr. Willoughby was with a 4,000 acre operation where he began as an oxygen checker and worked his way up to overall general manager. In this position, Mr. Willoughby worked directly with the Production Credit Association in obtaining a satisfiable inventory analysis. From 1992 until 1996, he was general manager a 500 acre farm where he raised the farm's average sales from 3,500 to 6,200 pounds of product per acre. This represented a 75% increase in sales while costs increased only 50%. Mr. Willoughby joined the Company in 1997, and has assembled management team with over 68 years of combined experience in aquacultural management. He recently initiated a performance bonus program giving the farm management team the incentive to strive towards improved production.

Roger A. Daley, age 76, served as a Director of the Company effective September 16, 1996. Prior to his retirement in 1986, Mr. Daley served as General Manager and President of the Knoxville News Sentinel, which he first joined as an advertising sales representative in 1946. During his service with the News Sentinel, the newspaper expanded five times and became agent for the Knoxville Journal. Mr. Daley has also served as a member of the American Newspaper Publishers Association and of the Southern Newspaper Publishers Association, for which he served on several committees and served three years on that Board.

Kenneth Ostebo was appointed a Director of the Company effective May 4, 1998. From 1994 to the present, Mr. Ostebo has been Chief Executive Officer for Ocean Edge, Inc., a commercial fishing and marketing company. Mr. Ostebo has 21 years experience in the seafood industry and has developed expertise in introducing lesser known products into the marketplace. In 1982, he established new markets for secondary seafood items and brought them to a national level. Mr. Ostebo then started a company using the same processing principles and product development and spent two years on research and development of a new seafood product which ultimately gained national acceptance. Mr. Ostebo has expertise in taking a new product from its inception to target markets to consumer awareness and selling these products on both domestic and international levels.

Compensation of Executive Officers

Mr. Hastings, our Chairman of the Board, Chief Executive Officer and President, received salaries of $70,558, $59,250 and $118,500 during fiscal years ended June 30, 1998, the six month fiscal year ended 1997 and the year ended December 31, 1996, respectively. None of our other executive officers received salary or bonus in excess of $100,000 during the fiscal years ended December 31, 1998, 1997 and 1996.


Employment Contracts. The Company has a written employment agreement with Mr. George Hastings. Pursuant to this agreement, he receives a base salary of $87,000 per annum. In addition, Mr. Hastings is entitled to awards of up to 12,000 shares of our restricted stock and stock options to purchase up to 240,000 shares of our stock at the market price on the date of grant. Mr. Hastings is also entitled to medical insurance coverage and to such annual bonus compensation as may be determined by the Board of Directors. The award of any bonus compensation, however, is dependent on the achievement of certain performance levels by the Company, including growth in funds from operations and/or water acres under management. The stock options awarded pursuant to such employment contract is exercisable for a term of seven years at an exercise price equal to the fair market value on such date and are exercisable upon issuance. The employment agreement has an initial three-year term and is automatically extended for an additional year at the end of each year of the agreement, subject to the right of the Company to terminate the contract for cause upon notice or voluntarily by giving at least three months' prior written notice and the payment of severance payment equal to three years of compensation.

STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the annual meeting in the year 2000, and who wishes to have the proposal included in our proxy statement for that meeting, must deliver the proposal to our corporate secretary, George S. Hastings, Jr., AquaPro Corporation, 1100 Highway 3, Sunflower, Mississippi 38778 by August 1, 2000. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

ANNUAL REPORT

We have provided without charge a copy of the annual report to stockholders for fiscal year 1998 to each person being solicited by this proxy statement. Upon the written request by any person being solicited by this proxy statement, we will provide without charge a copy of the Annual Report on Form 10-K as filed with the SEC (excluding exhibits, for which a reasonable charge shall be imposed). All requests should be directed to: George S. Hastings, Jr., AquaPro Corporation, 1100 Highway 3, Sunflower, Mississippi 38778.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ George S. Hastings, Jr.
                                       Chairman of the Board, Chief Executive
                                       Officer,  President, Chief Financial
                                       Officer and Secretary

October ___, 1999
Jackson, Mississippi







EXHIBIT A
                           AQUAPRO CORPORATION

                       1999 FLEXIBLE INCENTIVE PLAN

                            TABLE OF CONTENTS
                                                                      Page

SECTION 1.	PURPOSE OF THIS PLAN	                                   -1-

SECTION 2.	DEFINITIONS	                                               -1-

SECTION 3.	ADMINISTRATION OF THIS PLAN	                             -5-

SECTION 4.	SHARES SUBJECT TO PLAN	                                   -6-

SECTION 5.	ELIGIBILITY	                                               -6-

SECTION 6.	STOCK OPTIONS                                              -7-

SECTION 7.	RESTRICTED STOCK	                                        -10-

SECTION 8.	STOCK APPRECIATION RIGHTS                                 -11-

SECTION 9.	PHANTOM STOCK AWARDS                                      -12-

SECTION 10.	DIVIDEND EQUIVALENTS                                      -12-

SECTION 11.	PERFORMANCE AWARDS                                        -13-

SECTION 12.	STOCK PURCHASE PLAN                                       -14-

SECTION 13.	OTHER AWARDS                                              -15-

SECTION 14.	COMPLIANCE WITH SECURITIES AND OTHER LAWS                 -15-

SECTION 15.	ADJUSTMENTS UPON THE OCCURRENCE OF
            A REORGANIZATION OR CORPORATE TRANSACTION                 -16-

SECTION 16.	AMENDMENT OR TERMINATION OF THIS PLAN                     -17-

SECTION 17.	AMENDMENTS AND ADJUSTMENTS TO AWARDS                      -17-

SECTION 18.	GENERAL PROVISIONS                                        -18-


SECTION 1.  PURPOSE OF THIS PLAN

The purposes of the AquaPro Corporation Flexible Incentive Plan are to (i) promote the interests of AquaPro Corporation (the "Company") and its stockholders by enabling the Company and each of its Subsidiaries (as hereinafter defined) to (A) attract, motivate and retain their respective employees and Non-Employee Directors (as hereinafter defined) by offering such employees and Non-Employee Directors performance-based stock incentives and other equity interests in the Company and other incentive awards and (B) compensate Consultants (as hereinafter defined) by offering such Consultants performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the stockholders of the Company and (ii) promote the Company's long-term growth and success. To achieve these purposes, eligible Persons may receive Stock Options, Restricted Stock, Performance Awards and any other Awards (as such terms are hereinafter defined), or any combination thereof.

SECTION 2.  DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth below unless the context otherwise requires:

2.1 "Award" shall mean the grant of a Stock Option, Restricted Stock, a Performance Award, a Dividend Equivalent, an SAR, a Phantom Stock Award or any other grant of incentive compensation pursuant to this Plan.

2.2 "Book Value" shall mean the excess of the value of the assets of an entity over the liabilities of such entity (determined in accordance with United States generally accepted accounting principles, consistently applied).

2.3 "Board" shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

2.4 "Cause" shall mean termination of a Participant's employment with the Company or a Subsidiary upon the occurrence of one or more of the following events:

   (1) The Participant's failure to substantially perform such Participant's duties with the Company or any Subsidiary as determined by the Committee or the Board following receipt by the Participant of written notice of such failure and the Participant's failure to remedy such failure within thirty (30) days after receipt of such notice (other than a failure resulting from the Participant's incapacity during physical or mental illness);

   (2) The Participant's willful failure or refusal to perform specific directives of the Board, which directives are consistent with the scope and nature of the Participant's duties and responsibilities, and which are not remedied by the Participant within thirty (30) days after being notified in writing of such Participant's failure by the Board;

   (c)   The Participant's conviction of a felony; or


   (d) A breach of the Participant's fiduciary duty to the Company or any Subsidiary or willful violation in the course of performing the Participant's duties for the Company or any Subsidiary of any law, rule or regulation (other than traffic violations or other minor offenses). No act or failure to act on the Participant's part shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Company; provided, however, that for each employee of the Company who has entered into an employment agreement with the Company, "Cause" shall have the meaning provided in such employment agreement.

2.5 "Change in Control" shall mean, after the Effective Date, (i) a Corporate Transaction is consummated, other than a Corporate Transaction that would result in substantially all of the holders of voting securities of the Company outstanding immediately prior thereto owning (directly or indirectly and in substantially the same proportions relative to each other) not less than fifty percent (50%) of the combined voting power of the voting securities of the issuing/surviving/resulting entity outstanding immediately after such Corporate Transaction or (ii) an agreement for the sale or other disposition of all or substantially all of the Company's assets (evaluated on a consolidated basis, without regard to whether the sale or disposition is effected via a sale or disposition of assets of the Company, the sale or disposition of the securities of one or more Subsidiaries or the sale or disposition of the assets of one or more Subsidiaries) is consummated.

2.6 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).

2.7 "Committee" shall mean the Compensation Committee of the Board as such Compensation Committee may be constituted from time to time; provided, however, the Committee will consist of not less than three (3) Directors. All members of the Committee will serve at the pleasure of the Board.

2.8 "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

2.9 "Company" shall have the meaning set forth in Section 1 of this Plan.

2.10 "Consultant" shall mean any Person who or which is engaged by the Company or any Subsidiary to render consulting services.

2.11 "Corporate Transaction" shall mean any recapitalization (other than a transaction contemplated by Section 15.1 of this Plan) merger, consolidation or conversion involving the Company or any exchange of securities involving the Common Stock (other than a transaction contemplated by Section 15.1 of this Plan), provided that a primary issuance of shares of Common Stock shall not be deemed to be a "Corporate Transaction."

2.12 "Designated Beneficiary" shall mean the beneficiary designated by a Participant, in a manner authorized by the Committee or the Board, to exercise the rights of such Participant in the event of such Participant's death. In the absence of an effective designation by a Participant, the Designated Beneficiary shall be such Participant's estate.

2.13   "Director" shall mean any member of the Board.


2.14 "Disability" shall mean permanent and total inability to engage in any substantial gainful activity, even with reasonable accommodation, by reason of any medically determinable physical or mental impairment which has lasted or can reasonably be expected to last without material interruption for a period of not less than twelve (12) months, as determined in the sole discretion of the Committee or the Board.

2.15   "Dividend Equivalent" shall mean an award granted pursuant to
Section 10 of this Plan of a right to receive certain payments with respect to Shares.

2.16   "Effective Date" shall mean December 15, 1999.

2.17 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

2.18 "Fair Market Value" shall mean with respect to the Shares, as of any date, the value established by the Board. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

2.19 "Incentive Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan which qualifies as an "Incentive Stock Option" pursuant to Section 422 of the Code.

2.20   "Non-Employee Director" shall have the meaning set forth in Rule
16b-3 (or any successor to such rule) promulgated under the Exchange Act) who is also an "outside director," as required pursuant to Section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder.

2.21   "Non-Qualified Stock Option" shall mean any option to purchase
Shares awarded pursuant to this Plan that does not qualify as an Incentive Stock Option, including, without limitation, any option to purchase Shares originally designated as or intended to qualify as an Incentive Stock Option but which does not (for whatever reason) qualify as an Incentive Stock Option.

2.22 "Non-Share Method" shall have the meaning set forth in Section 6.6(c) of this Plan.

2.23 "Optionee" shall mean any Participant who has been granted and holds a Stock Option awarded pursuant to this Plan.

2.24 "Participant" shall mean any Person who has been granted and holds an Award granted pursuant to this Plan.

2.25 "Performance Award" shall mean any Award granted pursuant to this Plan of Shares, rights based upon, payable in or otherwise related to Shares (including Restricted Stock) or cash, as the Committee or Board may determine, at the end of a specified performance period established by the Committee or Board and may include, without limitation, Performance Shares or Performance Units.

2.26   "Performance Shares" shall have the meaning set forth in Section
11.1 of this Plan.

2.27 "Performance Units" shall have the meaning set forth in Section 11.1 of this Plan.

2.28 "Permitted Modification" shall be deemed to be any modification of an Award which is made in connection with a Corporate Transaction and which provides, in connection with a Stock Option, that subsequent to the consummation of the Corporate Transaction (i) the exercise price of such Stock Option will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (ii) the nature and amount of consideration to be received upon exercise of the Stock Option will be the same (on a per share basis) as was received by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction.

2.29 "Person" shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other form of business organization.

2.30 "Phantom Stock Award" means a right awarded to a participant that, in accordance with the terms of the granting agreement, entitles the holder to receive Shares or cash in an amount equal to the Fair Market Value thereof, as determined by the Committee, without payment of any amounts by the holder.

2.31 "Plan" shall mean this AquaPro Corporation 1999 Flexible Incentive Plan as it may be amended from time to time.

2.32 "Purchase Loan" shall have the meaning set forth in Section 12.1 of this Plan.

2.33 "Reload Option" shall mean a Stock Option as defined in Section 6.6(b) of this Plan.

2.34 "Reorganization" shall mean any stock split, stock dividend, reverse stock split, combination of Shares or any other similar increase or decrease in the number of Shares issued and outstanding.

2.35 "Restricted Stock" shall mean any Shares granted pursuant to this Plan that are subject to restrictions or substantial risk of forfeiture.

2.36 "Retirement" shall mean termination of employment of an employee of the Company or any Subsidiary, other than discharge for Cause, after age 65 or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any Subsidiary in which such employee participates.

2.37 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

2.38 "Share Retention Method" shall have the meaning set forth in Section 6.6(c) of this Plan.

2.39 "Shares" shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

2.40 "SAR" shall mean a stock appreciation right granted pursuant to an agreement that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, an amount determined by the Committee. In the absence of such determination, the holder shall be entitled to receive, with respect to such Share encompassed by the exercise of such SAR, the excess of its Fair Market Value on the date of exercise over the value on the date of the grant.

2.41   "Stock Option" shall mean any Incentive Stock Option or
Non-Qualified Stock Option.

2.42 "Subsidiary" shall mean a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

2.43   "Transactional Consideration" shall have the meaning set forth in
Section 15.2 of this Plan.

SECTION 3.	ADMINISTRATION OF THIS PLAN

3.1	Committee/Board. This Plan shall be administered and interpreted by the Committee and/or the Board.

3.2	Awards.

(1) Subject to the provisions of this Plan and directions from the Board, the Committee is authorized to:

   (1)   determine the Persons to whom Awards are to be granted;

   (2) determine the types and combinations of Awards to be granted; the number of Shares to be covered by an Award;
the exercise price of an Award; the time or times when an Award shall be granted and may be exercised; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award;

   (3)   interpret the provisions of this Plan;

   (4) prescribe, amend and rescind rules and regulations relating to this Plan;

   (5) determine whether, to what extent and under what circumstances to provide loans from the Company to Participants to exercise Awards granted pursuant to this Plan, and the terms and conditions of such loans;

   (6) rely upon employees of the Company for such clerical and record keeping duties as may be necessary in connection with the administration of this Plan;

   (7) accelerate or defer (with the consent of the Participant) the vesting of any rights pursuant to an Award; and

   (8) make all other determinations and take all other actions necessary or advisable for the administration of this Plan.

(2) Without limiting the Board's right to amend this Plan pursuant to Section 17 of the Plan, the Board may take all actions authorized by Section 3.2(a) of this Plan, including, without limitation, granting such Awards pursuant to this Plan as the Board may deem necessary or appropriate.

3.3   Procedures.

(1) Proceedings by the Board with respect to this Plan will be conducted in accordance with the articles of incorporation and bylaws of the Company.

(2) A majority of the Committee members shall constitute a quorum for action by the Committee. All determinations of the Committee shall be made by not less than a majority of its members.

(3) All questions of interpretation and application of this Plan or pertaining to any question of fact or Award granted hereunder will be decided by the Committee or the Board, whose decision will be final, conclusive and binding upon the Company and each other affected party.

SECTION 4.   SHARES SUBJECT TO PLAN

4.1 Limitations. The maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan at any time shall be an amount equal to 6.0% of the Company's issued and outstanding shares of Common Stock at such time. The Shares issued pursuant to this Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.

4.2 Changes. To the extent that any Award granted pursuant to this Plan shall be forfeited, shall expire or shall be canceled, in whole or in part, then the number of Shares covered by the Award so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option, the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall, until the form of consideration to be paid is finally determined, be counted against the maximum number of Shares that may be issued pursuant to this Plan.

SECTION 5.	ELIGIBILITY

Eligibility for participation in this Plan shall be confined to those individuals who are employed by the Company or a Subsidiary and such Consultants and Non-Employee Directors as may be designated by the Committee or the Board. In making any determination as to Persons to whom Awards shall be granted, the type of Award and/or the number of Shares to be covered by the Award, the Committee or the Board shall consider the position and responsibilities of the Person, the importance of the Person to the Company, the duties of the Person, the past, present and potential contributions of the Person to the growth and success of the Company and such other factors as the Committee or the Board may deem relevant in connection with accomplishing the purposes of this Plan.


SECTION 6.	STOCK OPTIONS

6.1 Grants. The Committee or the Board may grant Stock Options alone or in addition to other Awards granted pursuant to this Plan to any eligible Person. Each Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Committee or the Board. The Committee or the Board shall specify whether such Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option and any other terms or conditions relating to such Award; provided, however only employees of the Company or a Subsidiary may be granted Incentive Stock Options. To the extent that any Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the stockholders of the Company to authorize the issuance of Incentive Stock Options, the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall be deemed to constitute a Non-Qualified Stock Option. Each Person to be granted a Stock Option shall enter into a written agreement with the Company, in such form as the Committee or the Board may prescribe, setting forth the terms and conditions (including, without limitation, the exercise price and vesting schedule) of the Stock Option. At any time and from time to time, the Optionee and the Committee or the Board may agree to modify an option agreement in such respects as they may deem appropriate, including, without limitation, the conversion of an Incentive Stock Option into a Non-Qualified Stock Option. The Committee or the Board may require that an Optionee meet certain conditions before the Stock Option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the employ of the Company or a Subsidiary for a stated period or periods of time.

6.2   Incentive Stock Options Limitations.

(1)   In no event shall any individual be granted Incentive Stock
Options to the extent that the Shares covered by any Incentive Stock Options (and any incentive stock options granted pursuant to any other plans of the Company or its Subsidiaries) that may be exercised for the first time by such individual in any calendar year have an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date(s) on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this
Section 6.2(a) be the maximum limitation on Stock Options which may be considered Incentive Stock Options pursuant to the Code.

(2) The option exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

(3) Notwithstanding anything herein to the contrary, in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option unless the option exercise price of such Incentive Stock Option shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

(4) In no event shall any individual be granted an Incentive Stock Option after the expiration of ten (10) years from the date this Plan is adopted or is approved by the stockholders of the Company (if stockholder approval is required by Section 422 of the Code).


(5)   To the extent stockholder approval of this Plan is required by
Section 422 of the Code, no individual shall be granted an Incentive Stock Option unless this Plan is approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is initially adopted. In the event this Plan is amended to increase the number of Shares subject to issuance upon the exercise of Incentive Stock Options or to change the class of employees eligible to receive Incentive Stock Options, no individual shall be granted an Incentive Stock Option unless such amendment is approved by the stockholders of the Company within twelve (12) months before or after such amendment.

(6) No Incentive Stock Option shall be granted to any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary unless the term of such Incentive Stock Option is equal to or less than five (5) years measured from the date on which such Incentive Stock Option is granted.

6.3 Option Term. The term of a Stock Option shall be for such period of time from the date of its grant as may be determined by the Committee or the Board; provided, however, that no Incentive Stock Option shall be exercisable later than ten (10) years from the date of its grant.

6.4 Time of Exercise. No Stock Option may be exercised unless it is exercised prior to the expiration of its stated term and, in connection with options granted to employees of the Company or its Subsidiaries, at the time of such exercise, the Optionee is, and has been continuously since the date of grant of such Stock Option, employed by the Company or a Subsidiary, except that:

   (1) A Stock Option may, to the extent vested as of the date the Optionee ceases to be an employee of the Company or a Subsidiary, be exercised during the three month period immediately following the date the Optionee ceases (for any reason other than death, Disability or termination for Cause) to be an employee of the Company or a Subsidiary (or within such other period as may be specified in the applicable option agreement), provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such three-month period shall be treated as the exercise of a Non-Qualified Stock Option;

   (2) If the Optionee dies while in the employ of the Company or a Subsidiary, or within three months after the Optionee ceases (for any reason other than termination for Cause) to be such an employee (or within such other period as may be specified in the applicable option agreement), a Stock Option may, to the extent vested as of the date of the Optionee's death, be exercised by the Optionee's Designated Beneficiary during the one year period immediately following the date of the Optionee's death (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option;


   (3) If the Optionee ceases to be an employee of the Company or a Subsidiary by reason of the Optionee's Disability, a Stock Option, to the extent vested as of the date the Optionee ceases to be an employee of the Company or a Subsidiary, may be exercised during the one year period immediately following the date on which the Disability is determined to exist (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option; and

   (4) If the Optionee's employment is terminated for Cause, all Stock Options held by such Optionee shall simultaneously terminate and will no longer be exercisable. Nothing contained in this Section 6.4 will be deemed to extend the term of a Stock Option or to revive any Stock Option which has previously lapsed or been canceled, terminated or surrendered. Stock Options granted under this Plan to Consultants or Non-Employee Directors will contain such terms and conditions with respect to the death or disability of a Consultant or Non-Employee Director or termination of a Consultant's or Non-Employee Director's relationship with the Company as the Committee or the Board deems necessary or appropriate. Such terms and conditions will be set forth in the option agreements evidencing the grant of such Stock Options.

6.5   Vesting of Stock Options.

(1) Each Stock Option granted pursuant to this Plan may only be exercised to the extent that the Optionee is vested in such Stock Option. Each Stock Option shall vest separately in accordance with the option vesting schedule determined by the Committee or the Board, which will be incorporated in the option agreement entered into between the Company and such Optionee. The option vesting schedule may be accelerated if, in the sole discretion of the Committee or the Board, the acceleration of the option vesting schedule would be in the best interests the Company.

(2) In the event of the dissolution or liquidation of the Company, each Stock Option granted pursuant to this Plan shall terminate as of a date to be fixed by the Committee or Board; provided, however, that not less than thirty (30) days' prior written notice of the date so fixed shall be given to each Optionee. During such period all Stock Options which have not previously been terminated, exercised or surrendered will (subject to the provisions of Sections 6.3 and 6.4 of the Plan) fully vest and become exercisable, notwithstanding the vesting schedule set forth in the option agreement evidencing the grant of such Stock Option. Upon the date fixed by the Committee or the Board, any unexercised Stock Options shall terminate and be of no further effect.

(3) Upon the occurrence of a Change in Control, all Stock Options and any associated Stock Appreciation Rights shall become fully vested and immediately exercisable.

6.6   Manner of Exercise of Stock Options.

(1) Except as otherwise provided in this Plan, Stock Options may be exercised as to Shares only in amounts and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a Stock Option, or any part thereof, shall be evidenced by a written notice delivered by the Optionee to the Company. Except as set forth in Section 6.6(c) of this Plan, the purchase price of the Shares as to which a Stock Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

   (1)   in cash (including check, bank draft or money order); or

   (2) by other consideration deemed acceptable by the Committee or the Board in its sole discretion.

(2)   If an Optionee delivers Shares (including Shares of Restricted
Stock) already owned by the Optionee in full or partial payment of the exercise price for any Stock Option, or if the Optionee elects to have the Company retain that number of Shares out of the Shares being acquired through the exercise of the Stock Option having a Fair Market Value equal to the exercise price of the Stock Option being exercised, the Committee or the Board may, in its sole discretion, authorize the grant of a new Stock Option
(a "Reload Option") for that number of Shares equal to the number of already owned Shares surrendered (including Shares of Restricted Stock) or newly acquired Shares being retained by the Company in payment of the option exercise price of the underlying Stock Option being exercised. The grant of a Reload Option will become effective upon the exercise of the underlying
Stock Option. The option exercise price of the Reload Option shall be the Fair Market Value of a Share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no later than the time when the underlying stock option being exercised could be last exercised. The Committee or the Board may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

(3) Either the (i) purchase price of the Shares as to which a Stock Option shall be exercised or (ii) amount, as determined by the Committee or the Board, of any federal, state or local tax required to be withheld by the Company due to the exercise of a Stock Option may, subject to the authorization of the Committee or the Board, be satisfied, at the election of the Optionee, either (A) by payment by the Optionee to the Company of the amount of such withholding obligation in cash or other consideration acceptable to the Committee or the Board in its sole discretion (the "Non-Share Method") or (B) through either the retention by the Company of a number of Shares out of the Shares being acquired through the exercise of the Stock Option or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation (the "Share Retention Method"). If an Optionee elects to use the Share Retention Method in full or partial satisfaction of any tax liability resulting from the exercise of a Stock Option, the Committee or the Board may authorize the grant of a Reload
Option for that number of Shares as shall equal the number of Shares used to satisfy the tax liabilities of the Optionee arising out of the exercise of such Stock Option. Such Reload Option will be granted at the price and on the terms set forth in Section 6.6(b) of this Plan. The cash payment or an amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.

(4) An Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares subject to a Stock Option except to the extent that such Stock Option is exercised and one or more certificates representing such Shares shall have been delivered to the Optionee.

SECTION 7.   RESTRICTED STOCK


7.1   Grants. The Committee or the Board may grant Awards of Restricted
Stock to any Consultant, Non-Employee Director or employee of the Company or a Subsidiary for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee or the Board, in its sole discretion. The terms and conditions of the Restricted Stock shall be specified by the grant agreement. The Committee or the Board, in its sole discretion, may specify any particular rights which the Participant to whom a grant of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of employment). Further, the Committee or the Board may grant performance-based Awards consisting of Restricted Stock by conditioning the grant, or vesting or such other factors, such as the release, expiration or lapse of restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee or the Board may determine. The Committee or the Board shall also determine when the restrictions shall lapse or expire and the conditions, if any, pursuant to which the Restricted Stock will be forfeited or sold back to the Company.
Each Award of Restricted Stock may have different restrictions and conditions. Unless otherwise set forth in the grant agreement, Restricted
Stock may not be sold, pledged, encumbered or otherwise disposed of by the recipient until the restrictions specified in the Award expire. Awards of Restricted Stock are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Sections 6.4 and 6.5 of this Plan.

7.2 Awards and Certificates. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee or the Board, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the certificates evidencing Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

SECTION 8.   STOCK APPRECIATION RIGHTS

8.1 Grants. The Committee or the Board may grant SARS to any employee, Non-Employee Director, consultant or advisor of the Company in its sole discretion.

8.2 Maximum SAR Period. The maximum period in which an SAR may be exercised shall be determined by the Committee or the Board on the date of grant, except that no corresponding SAR that is related to an Incentive
Stock Option shall be exercisable after the expiration of ten years from the date such related stock Option was granted. In the case of a corresponding SAR that is related to an Incentive Stock Option granted to a Participant who is or is deemed to be a ten percent (10%) stockholder, such corresponding SAR shall not be exercisable after the expiration of five years from the date such related Stock Option was granted. The terms of any corresponding SAR that is related to an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

8.3 Exercise. Subject to the provisions of this Plan and the applicable granting agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee or the Board shall determine; provided however, that a corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Stock Option is exercisable and only when the Fair Market Value exceeds the option price of the related Stock Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable granting agreement with respect to the remaining Shares subject to the SAR. The exercise of a corresponding SAR shall result in the termination of the related Stock Option to the extent of the number of Shares with respect to which the SAR is exercised.

8.4 Settlement. At the Committee's or the Board's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

SECTION 9.   PHANTOM STOCK AWARDS

9.1 Grants. The Committee or the Board shall designate each individual to whom Phantom Stock Awards are to be granted and shall specify the number of Shares included in such awards.

9.2 Vesting. The Committee or the Board, on the date of the Award, may prescribe that a Participant's rights in the Phantom Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the granting agreement.

9.3 Performance Objectives. The Committee or the Board may prescribe that Phantom Stock Awards will become nonforfeitable based on objectives such as, but not limited to, the Company's, a Subsidiary's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value.

9.4 Settlement. A Phantom Stock Award shall be settled, to the extent that it is nonforfeitable, at the time set forth in the applicable granting agreement. At the Committee's or the Board's discretion, the Phantom Stock Award may be settled in cash, Common Stock, or a combination of cash and Common Stock. Any payment to be made in cash shall be made in a lump sum or in installments as prescribed by the Committee or the Board in its discretion. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date. Cash Dividend Equivalents may be paid during or after the vesting period with respect to a
 Phantom Stock Award, as determined by the Committee or the Board. If a payment of cash is to be made on a deferred basis, the Committee or the Board shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

SECTION 10.	DIVIDEND EQUIVALENTS

10.1 Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants, which will entitle such Participant to receive, on a current or deferred basis and subject to such conditions as may be imposed by the Committee, cash payments from the Company in the same amounts (or such lesser fraction of such amounts as may be specifically set forth in the Dividend Equivalent agreement evidencing such award) that the holder of record of such number of Shares would be entitled to receive as cash dividends on such Shares (unless otherwise limited in such agreement). Dividend Equivalent agreements will specify the expiration date of such Dividend Equivalents, the number of Shares to which they relate, and such other conditions as the Committee may impose.

10.2 Payments. The right to a cash payment in respect of a Dividend Equivalent will apply to all dividends the record date for which occurs at any time during the period commencing on the date the Dividend Equivalent is granted and ending on the date such Dividend Equivalent expires or is terminated, whichever occurs first.

10.3 Related Dividend Equivalents. If a Dividend Equivalent is granted in conjunction with the grant of a Stock Option, the applicable Dividend Equivalent agreement will provide that the grantee is entitled to receive from the Company cash payments, on a current or deferred basis, in the same amounts (or such lesser fraction of such amounts as may be specifically set forth in the Dividend Equivalent agreement) that the holder of record of a number of Shares equal to the number of Shares covered by such Stock Option would be entitled to receive as dividends on such Shares unless otherwise limited in the Dividend Equivalent agreement. Such right to a cash payment will apply to, and such Dividend Equivalent will remain outstanding in respect of, all cash dividends the record date for which occurs at any time during the period commencing on the date the related Stock Option is granted and ending on the date that such Stock Option is exercised, expires or terminates, whichever occurs first.

SECTION 11.	PERFORMANCE AWARDS

11.1 Grants. A Performance Award may consist of either or both, as the Committee or the Board may determine, of (a) the right to receive Shares or Restricted Stock, or any combination thereof as the Committee or the Board may determine ("Performance Shares"), or (b) the right to receive a fixed dollar amount payable in Shares, Restricted Stock, cash or any combination thereof, as the Committee or the Board may determine ("Performance Units"). The Committee or the Board may grant Performance Awards to any eligible Consultant, Non-Employee Director or employee of the Company or a Subsidiary, for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee or the Board, in its sole discretion. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment during a performance period and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions, which shall be determined in the sole discretion of the Committee or the Board. If the Committee or the Board determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure or for other reasons that the Committee or the Board deems satisfactory, the Committee or the Board may modify the performance measures or objectives and/or the performance period. Awards of Performance Shares and/or Performance Units are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock
Options pursuant to Sections 6.4 and 6.5 of this Plan.

11.2 Terms and Conditions. Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any other formula or method deemed appropriate by the Committee or the Board, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee or the Board believes to be relevant or the Company's performance or the performance of the Common Stock measured against the performance of the market, the Company's industry segment or its direct competitors. Performance Awards may also be conditioned upon the applicable Participant remaining in the employ of the Company or one of its Subsidiaries for a specified period. Performance Awards may be paid in cash, Shares (including Restricted Stock) or other consideration, or any combination thereof. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective or objectives, all at the sole discretion of the Committee or the Board. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee or the Board in its sole discretion.

SECTION 12.	STOCK PURCHASE PLAN

12.1 Grant of Stock Purchase Rights. The term "Stock Purchase Right" means the right to purchase shares of Common Stock and to pay for all or a portion of the purchase price for such shares through a loan made by the Company to a Participant (a "Purchase Loan") as set forth in this Section 12.

12.2   Terms of Purchase Loans

   (1)   Each Purchase Loan shall be evidenced by a promissory note.
The term of the Purchase Loan shall be a period not to exceed ten years, as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of shares of Common Stock at a purchase price equal to the Fair Market Value on the date of the Stock Purchase Right.

   (2) A Purchase Loan shall bear interest at whatever rate the Committee shall determine (not less than the then existing prime rate as announced by the Company's lender under the Company's credit facility but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

12.3   Security for Loans.

   (1) Purchase Loans granted to Participants shall be secured by a pledge of the shares of Common Stock acquired pursuant to the Stock Purchase Right. Such pledge shall be evidenced by a pledge agreement (the "Pledge Agreement") containing such terms and conditions as the Committee shall determine. The certificates for the shares of Common Stock purchased by a Participant pursuant to a Stock Purchase Right shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Stock Purchase
Right). The Participant shall be entitled to exercise all rights applicable to such shares of Common Stock, including, but not limited to, the right to vote such shares of Common Stock and the right to receive dividends and other distributions made with respect to such shares of Common Stock.

   (2) The Company shall release and deliver to each Participant certificates for the shares of Common Stock purchased by the Participant under the Stock Purchase Right and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within ninety
(90) days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those shares of Common Stock then held by the Company in accordance with the Pledge Agreement.

12.4   Restrictions on Transfer. No Stock Purchase Right or shares of
Common Stock purchased through a Stock Purchase Right and pledged to the Company as collateral security for the Participant's Purchase Loan and accrued but unpaid interest thereon may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).


SECTION 13.	OTHER AWARDS

The Committee or the Board may grant to any eligible Consultant, Non-Employee Director or employee of the Company or a Subsidiary other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares, if the Committee or the Board, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan. The terms and conditions of such other form of Award shall be specified in a written agreement which sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award. Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Committee or the Board, in its sole discretion.

SECTION 14.	COMPLIANCE WITH SECURITIES AND OTHER LAWS

As a condition to the issuance or transfer of any Award or any security issuable in connection with such Award, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that (a) such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws and (b) such issuance and/or transfer will not be in violation of the rules and regulations of any securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading. Further, the Company may refrain from issuing, delivering or transferring any Award or any security issuable in connection with such Award until the Committee or the Board has determined that such issuance, delivery or transfer will not violate such securities laws or rules and regulations and that the recipient has tendered to the Company any federal, state or local tax owed as a result of such issuance, delivery or transfer, when the Company has a legal liability to satisfy such tax. The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Award or any security issuable in connection with such Award or any agreement, instrument or certificate evidencing such Award or security for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. The Company is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Award or any security issuable in connection with such Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system. Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Award or any security issuable in connection with such Award if such refusal is based upon the foregoing provisions of this Section 14. As a condition to any issuance, delivery or transfer of any Award or any security issuable in connection with such Award, the Company may place legends on any agreement, instrument or certificate evidencing such Award or security, issue stop transfer orders with respect thereto and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with applicable laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the recipient of such Award or security to the effect that such recipient is acquiring such Award or security solely for investment and not with a view to distribution and that no distribution of the Award or the security will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel to the Company, such registration is unnecessary.


SECTION 15.	ADJUSTMENTS UPON THE OCCURRENCE OF
A REORGANIZATION OR CORPORATE TRANSACTION

15.1 Reorganization. In the event of a Reorganization, the number of Shares subject to this Plan and to each outstanding Award, and the exercise price of each Award which is based upon Shares, shall (to the extent deemed appropriate by the Committee or the Board) be proportionately adjusted (as determined by the Committee or the Board in its sole discretion) to account for any increase or decrease in the number of issued and outstanding Shares of the Company resulting from such Reorganization.

15.2 Corporate Transaction with the Company as Survivor. If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do not receive any securities or other property (hereinafter collectively referred to as "Transactional Consideration") as a result of such Corporate Transaction and substantially all of such Persons continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the Awards will remain outstanding and will (subject to the provisions of Sections 6.1, 6.5(c), 7.1 and 9.1 of this Plan) continue in full force and effect in accordance with its terms (without any modification) following the consummation of the Corporate Transaction.

15.3 Corporate Transaction with Company Being Acquired. If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do receive Transactional Consideration as a result of such Corporate Transaction or substantially all of such Persons do not continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the terms and conditions of the Awards will be modified as follows:

   (1) If the documentation pursuant to which a Corporate Transaction will be consummated provides for the assumption (by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction) of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications and the modifications contemplated by Sections 6.1, 6.5(c), 7.1 and 11.1 of this
Plan), such Awards will remain outstanding and will continue in full force and effect in accordance with its terms following the consummation of such Corporate Transaction (subject to such Permitted Modifications and the provisions of Sections 6.1, 6.5(c), 7.1 and 11.1 of the Plan).

   (2) If the documentation pursuant to which a Corporate Transaction will be consummated does not provide for the assumption (by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction) of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications), all vesting restrictions (performance based or otherwise) applicable to Awards which will not be so assumed will accelerate and the holders of such Awards may (subject to the expiration of the term of such Awards) exercise/receive the benefits of such Awards without regard to such vesting restrictions during the ten (10) day period immediately preceding the consummation of such Corporate Transaction. For purposes of the immediately preceding sentence, all performance based goals will be deemed to have been satisfied in full.
The Company will provide each Participant holding Awards which will not be so assumed with reasonable notice of the termination of such vesting restrictions and the impending termination of such Awards. Upon the consummation of such a Corporate Transaction, all unexercised Awards which are not to be so assumed will automatically terminate and cease to be outstanding. Nothing contained in this Section 15 will be deemed to extend the term of an Award or to revive any Award which has previously lapsed or been canceled, terminated or surrendered.

SECTION 16.	AMENDMENT OR TERMINATION OF THIS PLAN

16.1 Amendment of This Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan (including, without limitation, the maximum number of Shares that may be issued with respect to Awards to be granted pursuant to this Plan) may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding pursuant to this Plan may be modified, impaired or canceled adversely to the holder of the Award without the consent of such holder.

16.2 Termination of This Plan. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective. Termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

SECTION 17.	AMENDMENTS AND ADJUSTMENTS TO AWARDS

The Committee or the Board may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan, including, without limitation, (a) to change the date or dates as of which and/or the terms and conditions pursuant to which (i) a Stock Option becomes exercisable or (ii) a Performance Award is deemed earned, (b) to amend the terms of any outstanding Award to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Award or (c) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as the Committee or the Board determines in its sole discretion to be appropriate, including, but not limited to, having an exercise price per share which may be higher or lower than the exercise price per share of the canceled Award. The Committee or the Board may also make adjustments in the terms and conditions of, and the criteria included in agreements evidencing Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 15 of this Plan) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations or accounting principles, whenever the Committee or the Board determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to this Plan. Any provision of this Plan or any agreement regarding an Award to the contrary notwithstanding, the Committee or the Board may cause any Award granted to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award. The determinations of value pursuant to this Section 17 shall be made by the Committee or the Board in its sole discretion.


SECTION 18.	GENERAL PROVISIONS

18.1 No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

18.2 No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or a Subsidiary or to continue as a Consultant or Non-Employee Director. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or Non-Employee Director with the Company or any Subsidiary, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any agreement evidencing an Award made under this Plan. No Consultant, Non-Employee Director or employee of the Company or any Subsidiary shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of any Consultant, Non-Employee Director or employee of the Company or any Subsidiary or of any Participants.

18.3   GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN
AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSISSIPPI, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

18.4 Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee or the Board, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Committee or the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

18.5 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Committee or the Board shall determine, in its sole discretion, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

18.6 Headings. Headings are given to the Sections and Subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

18.7 Effective Date. The provisions of this Plan that relate to the grant of Incentive Stock Options shall be effective as of the date of the approval of this Plan by the stockholders of the Company.


18.8 Transferability of Awards. Awards shall not be transferable otherwise than by will or the laws of descent and distribution without the written consent of the Committee or the Board (which may be granted or withheld at the sole discretion of the Committee or the Board). Awards may be exercised, during the lifetime of the holder, only by the holder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Award shall be null and void and without effect. Phantom Stock Awards may be transferred to a Participant's children, grandchildren, spouse, one or more trusts for the benefit of family members or a partnership in which such family members are the only partners;
provided; however, that the participant may not receive any consideration for the transfer.

18.9 Rights of Participants. Except as expressly provided in this Plan, any Person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award.

18.10 No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

18.11 Date of Grant of an Award. Except as noted in this Section 18.11, the granting of an Award shall take place only upon the execution and delivery by the Company and the Participant of a written agreement and neither any other action taken by the Committee or the Board nor anything contained in this Plan or in any resolution adopted or to be adopted by the Committee, the Board or the stockholders of the Company shall constitute the granting of an Award pursuant to this Plan. Solely, for purposes of determining the Fair Market Value of the Shares subject to an Award, such Award will be deemed to have been granted as of the date specified by the Committee or the Board notwithstanding any delay which may elapse in executing and delivering the applicable agreement.

18.12 Tax Withholding. Whenever the Company proposes or is required to distribute Common stock under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the Common Stock to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any federal, state and local tax withholding requirements.